UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2017

GEMPHIRE THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37809	47-2389984
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

17199 N. Laurel Park Drive, Suite 401

Livonia, Michigan 48152

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (248) 681-9815

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the Company’s anticipated closing of the private placement it recently entered into and the anticipated use of proceeds therefrom.  Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: the Company’s ability to close the private placement; the success and timing of the Company’s regulatory submissions and pre-clinical and clinical trials; regulatory requirements or developments; changes to the Company’s clinical trial designs and regulatory pathways; changes in the Company’s capital resource requirements; the Company’s ability to obtain additional financing; the Company’s ability to successfully market and distribute its product candidate, if approved; the Company’s ability to obtain and maintain its intellectual property protection; and other factors discussed in the “Risk Factors” section of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2016, and in other filings the Company makes with the Securities and Exchange Commission from time to time.  In addition, the forward-looking statements included in this Current Report on Form 8-K represent the Company’s views as of the date hereof.  The Company anticipates that subsequent events and developments will cause the Company’s views to change.  However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so, except as required by law.  These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof.

Item 1.01                                           Entry into a Material Definitive Agreement.

On March 10, 2017, Gemphire Therapeutics Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited investors (the “Purchasers”), pursuant to which the Company, in a private placement, agreed to issue and sell to the Purchasers 1,324,256 units at a price of $9.47 per unit for total gross proceeds to the Company of approximately $12.5 million before deducting placement agent fees and estimated offering expenses (the “Private Placement”). Each unit consists of one share of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and a warrant to purchase 0.75 shares of Common Stock (the “Warrants”).  The Warrants will have an initial exercise price of $10.40 per share.  The Private Placement is expected to close on or about March 15, 2017, subject to the satisfaction of customary closing conditions. Under the Purchase Agreement, the Company has agreed to use the net proceeds from the Private Placement to fund development costs of gemcabene, including the planned Phase 2 clinical trial of gemcabene in NASH patients, to fund manufacturing related activities for gemcabene and for general corporate purposes.  The Company has granted the Purchasers indemnification rights with respect to its representations, warranties, covenants and agreements under the Purchase Agreement.

In connection with the Private Placement, the Company entered into a Registration Rights Agreement with the Purchasers, dated as of March 10, 2017 (the “Registration Rights Agreement”), pursuant to which the Company has agreed to file a registration statement with the Securities and Exchange Commission (the “SEC”) covering the resale of the shares of Common Stock sold in the Private Placement and the shares of common Stock issuable upon exercise of the Warrants (the “Warrant Shares”). The Company has agreed to file such registration statement within 30 days of the closing of the Private Placement. The Registration Rights Agreement includes customary indemnification rights in connection with the registration statement.

The Warrants will expire on March 15, 2022, five years after the date on which they will be initially issued. Prior to expiration, subject to the terms and conditions set forth in the Warrants, the holders of such Warrants may exercise the Warrants for shares of Common Stock by providing notice to the Company and paying the exercise price per share for each share so exercised.

The foregoing summary descriptions of the Purchase Agreement, the Registration Rights Agreement and the Warrants do not purport to be complete and are qualified in their entirety by reference to the forms of the Warrant, the Purchase Agreement and the Registration Rights Agreement, which are attached as Exhibits 4.1, 10.1 and 10.2 hereto, respectively, and incorporated herein by reference.

The representations, warranties and covenants contained in the Purchase Agreement, the Registration Rights Agreement and the Warrants were made solely for the benefit of the parties to the Purchase Agreement, the Registration Rights Agreement and the Warrants and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Purchase Agreement, the Registration Rights Agreement and the Warrants are incorporated herein by reference only to provide investors with information regarding the terms of such documents and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

Item 3.02                                           Unregistered Sales of Equity Securities.

Pursuant to the Private Placement described in Item 1.01 above, which description is hereby incorporated by reference into this Item 3.02, the Company has agreed to sell the shares of Common Stock and the Warrants to be issued in the Private Placement to the Purchasers, all of whom are accredited investors, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder. The Company will rely on this exemption from registration based in part on representations made by the Purchasers.  Piper Jaffray & Co. acted as sole lead placement agent and Laidlaw & Company (UK) Ltd. and LifeSci Capital LLC acted as co-placement agents for the Company in connection with the Private Placement and will receive fees of approximately $1.0 million in the aggregate.  The net proceeds to the Company from the Private Placement, after deducting the placement agent fees and other expenses payable by the Company, are expected to be approximately $11.2 million and are expected, together with cash on hand, to be sufficient to fund the Company’s operations through 2018.  The shares of Common Stock, Warrants and Warrant Shares have not been registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration under the Securities Act or an exemption from such registration requirements. Neither this Current Report on Form 8-K nor any exhibit attached hereto shall constitute an offer to sell or the solicitation of an offer to buy shares of Common Stock, Warrants or any other securities of the Company.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                                                                 Exhibits

4.1                               Form of Warrant.

10.1                        Form of Securities Purchase Agreement, dated as of March 10, 2017.

10.2                        Form of Registration Rights Agreement, dated as of March 10, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 13, 2017
GEMPHIRE THERAPEUTICS INC.

	By	/s/ Jeffrey S. Mathiesen
	Name:	Jeffrey S. Mathiesen
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

4.1	Form of Warrant.
10.1	Form of Securities Purchase Agreement, dated as of March 10, 2017.
10.2	Form of Registration Rights Agreement, dated as of March 10, 2017.